CONDENSED, CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013 Predecessor	Sep. 30, 2014 Cash and cash equivalents	Dec. 31, 2013 Cash and cash equivalents Predecessor	Sep. 30, 2014 Restricted cash	Dec. 31, 2013 Restricted cash Predecessor
Interest bearing accounts (in dollars)			$ 487,467	$ 1,265,074	$ 389,361	$ 451,179
Deferred debt issue costs, accumulated amortization (in dollars)		$ 309,499
Market Auction Preferred Stock, liquidation value (in dollars per share)	$ 100,000	$ 100,000
Common stock, par value (in dollars per share)
Common stock, authorized shares	100,000,000	100,000,000
Common stock, shares issued	45,267,723	45,267,723
Common stock, shares outstanding	45,267,723	45,267,723